                                                                   EXHIBIT 23.02


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 2002, except as to Note 16, to which the date is May 23, 2002, relating to the financial statements of HNC Software Inc., which appears in HNC Software Inc.'s Current Report on Form 8-K dated May 24, 2002.



PricewaterhouseCoopers LLP

San Diego, California
June 11, 2002.